Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill
A substantial portion of our goodwill relates to the acquisition of the Best Day Group. See Note 4 for details.
Goodwill consists of the following:

	As of December 31, 2022	As of December 31, 2021
Goodwill	$138,637	$122,426
The following table presents the changes in goodwill by reportable segment:

	Air	Packages, Hotels and Other Travel Products	Financial Services	Total
Balance as of January 1, 2021	$18,612	$98,604	$6,001	$123,217
Measurement period adjustments	—	8,255	—	8,255
Impairment charges	(161)	(4,053)	—	(4,214)
Foreign currency translation adjustment	(1,111)	(3,316)	(405)	(4,832)
Balance as of December 31, 2021	$17,340	$99,490	$5,596	$122,426
Additions	12,723	—	—	12,723
Foreign currency translation adjustment	(603)	3,789	302	3,488
Balance as of December 31, 2022	$29,460	$103,279	$5,898	$138,637
2022 Impairment Assessment

We test goodwill for impairment at the reporting unit level and the tests are performed as of December 31 of each year, or more frequently if events and circumstances indicate that an impairment may have occurred. We compared the fair value of the reporting units to their carrying values. The fair value estimates of the reporting units are based on the present value of their future discounted cash flows, Level 3 inputs (income approach). The income approach estimates fair value utilizing long-term growth rates and discount rates applied to the cash flow projections. The significant estimates used in the discounted cash flows model included our forecasted gross bookings; forecasted revenues, net of significant costs and expenses; and the discount rate. Our assumptions were based on the actual historical performance of the reporting units and considered operating result trends, the anticipated duration of COVID-19 impacts and rates of recovery, and implied risk premiums based on market prices of our equity and debt as of the assessment dates.

As of December 31, 2022, we performed our annual goodwill impairment test and concluded that there was no impairment of goodwill.

2020 and 2021 Impairment Assessments

During 2021 and 2020, due to the severe and persistent negative effects that COVID-19 had on global economies, the travel industry, and our business, as well as the uncertainty and high variability in anticipated versus actual rates of recovery, in addition to our annual assessments in December 2021 and 2020, we deemed it necessary to perform various interim assessments of goodwill throughout 2021 and 2020. As a result of these assessments, we recognized goodwill impairment charges of $4,214 and $593 during 2021 and 2020, respectively, for certain of our reporting units.
The estimation of fair value reflects numerous assumptions that are subject to various risks and uncertainties, including key assumptions regarding expected growth (gross bookings and net revenues), expected length and severity of the impact from the COVID-19 pandemic, the shape and timing of the subsequent recovery, as well as other key assumptions with respect to matters outside of the Company’s control, such as the discount rate. It requires significant judgments and estimates and actual results could be materially different than the judgments and estimates used to estimate fair value. Future events and changing market conditions may lead us to re-evaluate the assumptions reflected in the current forecasts, particularly the assumptions related to the length and severity of the COVID-19 pandemic and the shape and timing of the subsequent recovery, which may result in a need to recognize goodwill impairment charges that could have a material adverse effect on our results of operations. The full duration and total impact of COVID-19 remains uncertain, and it is difficult to predict how the recovery will unfold for global economies, the travel industry, or our business.